Exhibit 10.9

TELADOC, INC.

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Teladoc, Inc. Amended and Restated Stock Incentive Plan, as amended to date (the “Plan”) shall have the same defined meanings in this Option Agreement.

I.             NOTICE OF STOCK OPTION GRANT

Optionee’s Name and Address:

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:	☐ Incentive Stock Option

☐ Nonqualified Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

The Option will vest over a four (4) year period, with twenty-five (25%) percent or «M_25_vest»  of such shares vesting on the Vesting Commencement Date set forth above, and the remaining shares vesting in equal (monthly) installments of «Monthly_Vest»  shares per month over the following thirty-six (36) months.

Termination Period:

This Option shall be exercisable for ninety (90) days after Optionee ceases to be a Service Provider, provided, however, if the Optionee ceases to be a Service Provider as a result of termination “for cause”, this Option shall terminate immediately and Optionee shall forfeit all rights to exercise this Option.  The term “for cause” as used herein shall mean (i) the failure of the Optionee to observe or perform (other than by reason of illness, injury or incapacity) any of the terms of his employment, (ii) the failure of the Optionee to comply fully with the lawful directives of the Company’s board or senior officers, (iii) willful misconduct, (iv) material neglect of the Company’s business, (v) conviction of a felony or other crime involving moral turpitude, or (vi) misappropriation of funds.  Upon Optionee’s death or Disability, this Option may be exercised for one year after Optionee ceases to be a Service Provider.  In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.            AGREEMENT

1.             Grant of Option.  The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Article 6.5 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonqualified Stock Option (“NSO”).

2.             Exercise of Option.

(a)           Right to Exercise.  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)           Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.             Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)           cash or check;

(b)           consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c)           surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

4.             Restrictions on Exercise.  This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

5.             Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

6.             Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

7.             Lock-Up Period.  Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act.  Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

8.             Transfer Restrictions Upon Exercise.  Upon exercise, the Optionee agrees, as a condition hereof, to execute a joinder to , and agree to be bound by, the then effective Investors Rights’ Agreement regarding the Company and certain of its stockholders (the “IRA”), which joinder shall be in form and substance acceptable to the Company. Optionee hereby agrees and acknowledges that, notwithstanding anything in the Option Agreement to the contrary, upon execution of the IRA in accordance with this Section 8, he shall be bound by the restrictions (including restrictions on transfer) set forth in the IRA.

9.             Tax Consequences.  The exercise of this Option and the subsequent disposition of the Shares may cause the Optionee to be subject to federal and state taxation.  The Optionee should consult a tax advisor before exercising this Option or disposing of the shares purchased hereunder.

10.          Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

11.          No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	TELADOC, INC.

By:
Signature

Title:
Print Name

Date:	Date:

Address:

EXHIBIT A

TELADOC, INC.

STOCK OPTION EXERCISE NOTICE

Teladoc, Inc.

Attention:  President

1.             Exercise of Option.  Effective as of today,            ,     , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase           shares of the Common Stock (the “Shares”) of Teladoc, Inc. (the “Company”) under and pursuant to the Amended and Restated Stock Incentive Plan (as amended to date, the “Plan”) and the Stock Option Agreement dated         ,      (the “Option Agreement”).

2.             Delivery of Payment.  Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3.             Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.             Rights as Shareholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Article 6 of the Plan.

5.             Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.             Optionee’s Representations.  Optionee represents to the Company that Optionee is acquiring these shares for Optionee’s own account and not with a view to resale or distribution.  Optionee understands that the Shares are “restricted securities” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and may not be transferred or resold except pursuant to registration under the Securities Act or an exemption therefrom.

7.             Restrictive Legends and Stop-Transfer Orders.

(a)           Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

8.             Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company  transfers its own securities, it may make appropriate notations to the same effect in its own records.

9.             Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10.          Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

11.          Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

12.          Governing Law; Severability.  This Agreement shall be governed by the internal substantive laws but not the choice of law rules, of Delaware.

13.          Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	TELADOC, INC.

By:
Signature

Print Name	Title:

Address:
Date Received: